                                 EXHIBIT 10.10


                      Sub-Lease for the property located at
                       6033 West Century Blvd., Suite 500
                             Los Angeles, California
                              dated March 27, 2000

                                    SUBLEASE

         THIS AGREEMENT made as of the 27th day of March 2000, between METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation having its Home Office at One Madison Avenue, New York, New York 10010, hereinafter referred to as "Sublessor", and iNetVersity, Inc., a California Corporation having an address at 19951 Mariner Avenue, Suite 100, Torrance, California 90503, hereinafter referred to as "Sublessee".

                                   WITNESSETH:

         WHEREAS, Sublessor represents that by Agreement of Lease dated June 17, 1997, as modified, amended, renewed and extended, Arden Realty Limited Partnership ("Prime Lessor") leased to Sublessor certain space on the fifth floor in the building (the "building") located at 6033 West Century Boulevard, Suite 500, Los Angeles, California 90045 containing approximately 16,339 rentable square feet of space (hereinafter sometimes called "Prime Lease") a copy of which lease is hereby annexed, marked Exhibit A, and made a part hereof; and

         WHEREAS, Sublessor further represents that said Prime Lease is now in full force and effect.

         NOW, THEREFORE, the parties mutually covenant and agree as follows:

         1. Sublessor hereby leases to Sublessee and Sublessee hereby hires from Sublessor approximately 16,339 rentable square feet of space in the Building as more particularly identified in the Prime Lease (hereinafter referred to as the "Subleased Premises") for a term commencing on April 15, 2000 and ending on September 29, 2002 unless sooner terminated, at an annual rental of two hundred thirty five thousand two hundred eight one dollars and 60/100 Dollars ($235,281.60). Said annual rental shall be payable in equal monthly installments in advance on the first day of each and every month during the term. Rent is to be paid to Sublessor at its Home Office (addressed to the attention of the Director of Leasing), or at such other place as Sublessor may designate by notice to Sublessee, in lawful money of the United Sates, without prior demand therefor and without any offset or deduction. In the event that the term of the Sublease shall commence on a day other than the first day of the month, rent shall be adjusted on a per diem basis. The subleased Premises shall be used for general office, customer training and any other use consistent with the operation of Sublessee's business. Rent for the first full calendar month of the Sublease Term shall be paid upon execution of this Sublease.

         2. Sublessee shall not, without the prior written consent of Sublessor and Prime Lessor first obtained, assign the term hereby demised, or suffer or permit it to be assigned by operation of law or otherwise, nor shall Sublessee without the prior written consent of Sublessor and Prime Lessor let, underlet or permit said Subleased Premises, or any part thereof, to be used by others.

         3. Except as otherwise herein provided, all of the terms, provisions, covenants and conditions contained in the Prime Lease are made a part of this Sublease, Sublessor being substituted for "Landlord" and Sublessee for "Tenant", it being understood that such rights and obligations of Tenant as are contained in the same, and as the same relate to the Subleased Premises, during the term of this subletting, are hereby granted to or imposed on Sublessee in the same manner as if Sublessee had been Tenant in same, it being understood, however, that

Sublessee shall look solely to Prime Lessor for performance of Prime Lessor's obligations under the Prime Lease and Sublessor shall not be liable for any default by Prime Lessor nor shall Sublessor be responsible to provide any services to Sublessee.

         4. Sublessee agrees that Sublessor shall not be obligated to perform any services to be performed by Prime Lessor pursuant to the Prime Lease. However, Sublessee shall be entitled to receive from Sublessor all services Sublessor receives from Prime Lessor, and in the event that Prime Lessor fails to supply to Sublessee the services to which Sublessor is entitled under the Prime Lease or shall refuse to comply with any of the provisions of the Prime Lease as they affect the Subleased Premises, Sublessor agrees to assist and cooperate with Sublessee and use reasonable efforts (excluding litigation) to obtain performance of Prime Lessor's obligations under the Prime Lease (provided Sublessee shall reimburse Sublessor for all costs incurred upon request). Sublessor agrees at the request of Sublessee to serve upon and send any required or requested notices to Prime Lessor. In addition, Sublessee agrees to promptly pay to Prime Lessor or Sublessor all charges by Prime Lessor under the Prime Lease for any such services or supplies which Prime Lessor is not required to furnish without additional charge.

         5. Each of the following shall be an Event of Default under this
Sublease:

         (A) if Sublessee shall default in the payment when due or any installment of rent or in the payment when due of any additional rent or in the making of any other payment herein required, and such default shall continue for a period of five (5) days after notice by Sublessor to Sublessee of such default; or

         (B) if Sublessee shall default in the observance or performance of any term, covenant, or condition of this Sublease on Sublessee's part to be observed or performed (other than the covenants for the payment of rent and additional rent) and Sublessee shall fail to remedy such default within five (5) days after notice by Sublessor to Sublessee of such default, or if such default is of such a nature that it can not be completely remedied within said period of five (5) days and Sublessee shall not commence within said period of five (5) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default; or

         (C) if Sublessee shall file a voluntary petition in bankruptcy or insolvency, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or shall make an assignment for the benefit of creditors or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Sublessee or of all or any part of Sublessee's property; or

         (D) if within thirty (30) days after the commencement of any proceeding against Sublessee whether by the filing of a petition or otherwise, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, such proceeding shall not have been dismissed, or if, within thirty (30) days after the appointment of any trustee, receiver or liquidator of Sublessee, or of all or any part of Sublessee's property, without the consent or acquiescence of Sublessee, such appointment shall not have been vacated or otherwise discharged, or if any execution or attachment shall be issued against sublessee or any of Sublessee's property pursuant to which the Subleased Premises shall be taken or occupied or attempted to be taken or occupied; or

         (E) if the Subleased Premises shall become vacant, deserted or abandoned.

         (F) if Subleasee fails to vacate and surrender to Sublessor exclusive possession of the Subleased Premises in the condition and on the expiration date of the term of this Sublease or upon any earlier termination date otherwise provided.

         6. Sublessee is familiar with the Subleased Premises and agrees to accept them "as is" "where-is" and without any representation or warranty as to the condition, state of repair or otherwise. Sublessee understands and agrees that no materials are to be furnished by Sublessor and no work is to be performed by Sublessor in connection with the Subleased Premises, except as otherwise provided herein.

         7. Sublessor has no present intention to exercise Sublessor's rights to renew or extend the Prime Lease, if any, and this Sublease shall expire without notice on the date set forth herein. No right to renew this Sublease or the Prime Lease is granted or given to Sublessee.

         8. Sublessee represents and warrants to Sublessor that Sublessee had not dealt with any party other than Grubb & Ellis in connection with this Sublease who might be entitled to a commission or compensation from Sublessor on account of introducing the parties, the preparation or submission of this Sublease or the closing of the transaction contemplated herein. Sublessee agrees to indemnify and hold harmless Sublessor against all loss, liability and expense, including reasonable attorneys' fees, arising out of any claim by any party for commission or compensation by reason of the transaction contemplated, except as otherwise provided.

         9. This instrument shall be deemed a sublease and not an assignment.

         10. Sublessee shall deposit with Sublessor the sum of $19,606.80 as a Security Deposit. The Security Deposit shall be held by Sublessor without liability for interest and as security for the performance of Sublessee's covenants and obligations under this Sublease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rent of any type or, a measure of Sublessee's damages in case of default by Sublessee. Sublessor may commingle the Security Deposit with its other funds. Sublessor may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of rent or to satisfy any other covenant or obligation of Sublessee hereunder. Following any such application of the Security Deposit, Sublessee shall pay to Sublessor on demand the amount so applied in order to restore the Security Deposit to its original amount. If Sublessee is not in default at the termination of this Sublease and has paid in full all rent, escalations, fees, if any, and pro-rations, then upon thirty (30) days written notice from Sublessee, the balance of the Security Deposit remaining after any such application shall be returned by Sublessor to Sublessee. If Sublessor transfers its interest in the Subleased Premises during the term of this Sublease, Sublessor may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit. Sublessee hereby waives any and all rights of Sublessee under the provisions of Section 1950.7 of the California Civil Code or other law regarding security deposits.

         11. Sublessee shall deposit with Sublessor the sum of $78,427.20 as a Pre-Paid Rent. The Pre-Paid Rent shall be held by Sublessor without liability for interest and as security for the performance of Sublessee's covenants and obligations under this Sublease, it being expressly understood that the Pre-Paid Rent shall be considered an advance payment of rent for the months of May 2000, July 2002, August 2002 and September 2002. Sublessor may commingle the Pre-Paid Rent with its other funds. Sublessor may, from time to time, without prejudice to any other remedy, use the Pre-Paid Rent to the extent necessary to make good any arrearage of rent or to satisfy any other covenant or obligation of Sublessee hereunder. Following any such application of the Pre-Paid Rent, Sublessee shall pay to Sublessor on demand the amount so applied in order to restore the Pre-Paid Rent to its original amount. If Sublessor transfers its interest in the Subleased Premises during the term of this Sublease, Sublessor may assign the Pre-Paid Rent to the transferee and thereafter shall have no further liability for the Pre-Paid Rent. Sublessee agrees to attorn to an assignee of Sublessor provided that the assignee assumes all obligations under this Sublease including the obligation to honor the pre-paid rent.

         12. Anything in the Prime Lease to the contrary notwithstanding, Sublessee's shall pay to Sublessor, within ten (10) days of demand, all amounts due to Prime Lessor pursuant to paragraph 3(b), 3(c), and 3(d)of the Prime Lease (it being the intent that all sums be passed directly through to Sublessee by Sublessor), including without limitation all estimated payments under Paragraph 3(d)(ii) of the Prime Lease.

         13. SUBLESSOR'S TERMINATION OPTION FROM THE PRIME LEASE. ARTICLE 34 PAGE 30. PROVIDED TENANT FULLY AND COMPLETELY SATISFIES EACH OF THE CONDITIONS SET FORTH IN THIS ARTICLE 34, TENANT SHALL HAVE THE OPTION ("TERMINATION OPTION') TO TERMINATE THIS LEASE EFFECTIVE AT THE END OF THE SIXTIETH (60TH) MONTH OF THE INITIAL TERM ONLY (THE "TERMINATION DATE"). IN ORDER TO EXERCISE THE TERMINATION OPTION, TENANT MUST FULLY AND COMPLETELY SATISFY EACH AND EVERY ONE OF THE FOLLOWING CONDITIONS: (a) TENANT MUST GIVE LANDLORD WRITTEN NOTICE ("TERMINATION NOTICE") OF ITS INTENTION TO TERMINATE THIS LEASE, WHICH TERMINATION NOTICE MUST BE DELIVERED TO LANDLORD AT LEAST SIX (6) MONTHS PRIOR TO THE TERMINATION DATE, (b) AT THE TIME OF THE TERMINATION NOTICE, TENANT SHALL NOT BE IN DEFAULT UNDER THIS LEASE AFTER EXPIRATION OF APPLICABLE CURE PERIODS, AND (c) WITHIN FOURTEEN (14) DAYS OF TENANTS DELIVERY OF THE TERMINATION NOTICE TO LANDLORD, TENANT SHALL PAY A TERMINATION FEE ("TERMINATION FEE") EQUAL TO THE UNAMORTIZED PRINCIPAL BALANCE, AS OF THE TERMINATION DATE, OF THE (i) TENANT IMPROVEMENT ALLOWANCE (AND ADDITIONAL ALLOWANCE, IF ANY) ACTUALLY UTILIZED BY TENANT, AND (ii) THE BROKERAGE COMMISSION PAID BY LANDLORD IN CONNECTION WITH THE LEASE. AMORTIZATION PURSUANT TO THIS ARTICLE 34 SHALL BE CALCULATED ON A TEN
(10) YEAR AMORTIZATION SCHEDULE COMMENCING AS OF THE COMMENCEMENT DATE BASED UPON EQUAL MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST, WITH INTEREST IMPUTED ON THE OUTSTANDING PRINCIPAL BALANCE AT THE RATE OF TEN PERCENT (10%) PER ANNUM. HOWEVER, IF TENANT EXERCISES ITS RIGHT OF FIRST OFFER PURSUANT TO ARTICLE 32, ABOVE, THE TERMINATION FEE SHALL BE INCREASED BY THE UNAMORTIZED PRINCIPAL BALANCE OF ANY OUT-OF-POCKET SUMS EXPENDED BY LANDLORD IN CONNECTION WITH ANY SUCH EXPANSION (INCLUDING, WITHOUT LIMITATION, ANY SUMS EXPENDED BY LANDLORD TO IMPROVE THE FIRST OFFER SPACE AND ANY BROKERAGE COMMISSIONS INCURRED BY LANDLORD IN CONNECTION WITH SUCH EXPANSION) SUCH AMORTIZATION TO BE CALCULATED OVER ANY AMORTIZATION PERIOD FROM THE DATE UPON WHICH TENANT'S LEASE OF THE FIRST OFFER SPACE COMMENCES UNTIL THE DATE OF EXPIRATION OF THE INITIAL TERM, BASED UPON EQUAL MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST THROUGHOUT SUCH AMORTIZATION PERIOD, WITH INTEREST IMPUTED ON THE OUTSTANDING PRINCIPAL BALANCE AT THE RATE OF TEN PERCENT (10%) PER ANNUM.

                  It is Sublessors intention to exercise this Termination Option. By its inclusion here Sublessor is providing both Prime Lessor and Sublessee with written notification of this absolute intention to terminate and nothing in this sublease to the contrary shall interfere in any way with Sublessors ability to timely exercise the Termination Option.



         14. SUBLESSOR AND PRIME LESSOR AGREE TO PROVIDE SUBLESSEE WITH ANY NOTICES OF DEFAULT SERVED ON SUBLESSOR BY PRIME LESSOR.



                           15. THE FURNITURE AND EQUIPMENT LISTED IN EXHIBIT A
WILL REMAIN WITH THE PREMISES THROUGHOUT THE TERM OF THIS SUBLEASE AND SHALL HAVE THE RIGHT TO PURCHASE THESE ITEMS AT THE END OF THE LEASE ("PURCHASE OPTION"). IN ORDER TO EXERCISE THE PURCHASE OPTION, SUBLESSEE MUST FULLY AND COMPLETELY SATISFY EACH AND EVERY ONE OF THE FOLLOWING CONDITIONS: (a) SUBLESSEE MUST GIVE SUBLESSOR WRITTEN NOTICE OF ITS INTENTION TO PURCHASE THESE ITEMS ON OR BEFORE MARCH 1, 2002, (b) AT THE TIME OF THE NOTICE, SUBLESSEE SHALL NOT BE IN DEFAULT UNDER THIS LEASE, AND (c) WITHIN FOURTEEN (14) DAYS OF SUBLESSEES DELIVERY OF THE NOTICE TO SUBLESSOR, SUBLESSEE SHALL DELIVER A CASHIERS CHECK IN THE AMOUNT OF SIXTY THOUSAND DOLLARS ($60,000.00).


         16. Sublessee shall have no rights in respect of the use of the roof of the Building as provided in Article 4 of the Prime Lease.



                  17. In any action to enforce the terms of this Sublease, including any suit by Prime Lessor for the recovery of rent or possession of the Subleased Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees in such suit and such attorney's fees shall be deemed to have accrued prior to the commencement of such action shall be paid whether or not such action is prosecuted to judgement.

         18. EACH PARTY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION SEEKING SPECIFIC PERFORMANCE OR ANY PROVISION OF THIS LEASE, FOR DAMAGES FOR ANY BREACH UNDER THIS LEASE, OR OTHERWISE FOR ENFORCEMENT OF ANY RIGHT OF REMEDY HEREUNDER.

         19. Sublessee shall have no rights in respect of Article 32 of the Prime Lease ("Right of First Offer") and Sublessee shall have no right to expand the size of the Subleased Premises.

         20. LATE PAYMENTS. Upon demand of Sublessor, Sublessee shall pay to Sublessor an amount equal to five cents ($0.05) for each one dollar ($1.00) of Monthly Rent, which is not paid within five (5) days of the date which such amount is due and payable.

         21. INTEREST ON LATE PAYMENTS. If Sublessee fails to pay when due any installment of Monthly Rent, Sublessee shall also pay to Sublessor, upon demand, interest on such unpaid amount at the annual rate equal to the lesser of (I) 3% plus the rate from time to time announced by Wells Fargo Bank as its prime (or similar) rate and (ii) the maximum rate then permitted by applicable law, from the date on which such unpaid amount first became due and payable until the date same is paid.

         22. NOTICE OF ACCIDENTS. Each Party shall give the other and Landlord notice of any fire, casualty or accident in or about the Subleased Premises or any other space on the floor of the Building promptly after such party becomes aware of such event.

         23.      NON-LIABILITY, INDEMNITY INSURANCE.
                  (a) Neither Sublessor nor any agent or employee of Sublessor shall be liable to Subtenant for any death of or injury or damage to Subtenant or any other person or for any damage to or loss (by theft or otherwise) of any property of Subtenant or any other person. Subtenant shall indemnify and hold harmless Sublessor, its employees and agents from and against any and all claims, losses, liabilities, damages, costs and expenses (including reasonable attorney's fees) arising from (i) the use, conduct or maintenance by Subtenant, its agents, employees or contractors of the Subleased Premises or any business therein or any work or thing whatsoever done, or any condition created in or about the Subleased Premises during the Term by Subtenant, its agents, employees or contractors or any time prior to the Commencement Data that Subtenant may have been given access to the Subleased Premises, (ii) any negligent or otherwise wrongful act or omission of Subtenant or any of its employees, agents or contractors, (iii) any failure of Subtenant to perform or comply with all of the provisions hereof that are applicable to Subtenant and (iv) any obligation Sublessor may have to indemnify Landlord under the Prime Lease, to the extent related to the Subleased Premises. In case any action or proceeding be brought against Sublessor or an employee or agent of Sublessor by reason of any of the foregoing, Subtenant, upon notice from Sublessor, shall defend such action or proceeding by counsel chosen by Subtenant who shall be reasonably satisfactory to Sublessor (and Subtenant's insurance company's counsel shall be deemed satisfactory to Sublessor). Subtenant or its counsel shall keep Sublessor fully appraised at all times of the status of such defense and shall not settle same without the written consent of Sublessor

                  (b) Subtenant shall, at its sole cost and expense, obtain and maintain injury and property damage insurance, under a policy of general public liability insurance in standard form, against claims for bodily injury or death or property damage occurring in or about the Subleased Premises, effective from the Commencement Date or earlier date Subtenant enters into possession and during the Term, with such limits as may be reasonably requested b Sublessor from time to time, but in no event less than a combined single limit of $2,000,000 (including excess liability coverage). The policies evidencing such insurance shall name Sublessor and Landlord as additional insured and shall provide that the policies shall not be canceled or modified until the insurance company shall give to Sublessor at least 30 days' prior written notice thereof. All such policies shall insure Sublessor, Landlord and Subtenant as their respective interests may appear and shall be issued by an insurance company with a general policy holder's rating of not less than A and a financial rating of not less than Class XI as rated in the most recent available "Best's" insurance reports, and licensed to do business in New York State. Subtenant shall be permitted to carry such policies using blanket or umbrella coverage. Prior to the earlier to occur of the Commencement Date or the date Subtenant shall have access to the Subleased Premises, Subtenant shall furnish to Sublessor a certificate or certificates in form satisfactory to Sublessor evidencing the insurance coverage hereby required. At least 20 days prior to the expiration of the insurance coverage required hereby, Subtenant shall furnish to

Sublessor such certificate or certificates evidencing new or renewed required coverage. On Subtenant's default in obtaining or delivering any such policy or policies or certificate or certificates or failure to pay the charges therefor within 5 days after notice thereof by Sublessor, Sublessor may secure or pay the charges for any such policy or policies and charge Subtenant as additional therefor. Sublessor's failure to require said certificates or to obtain or pay for said policies shall not be a waiver of any of Sublessor's rights hereunder. The insurance requirement hereof shall not limit Subtenant's indemnification or other obligations hereunder.

                  (c) Subtenant agrees to use reasonable efforts to have included in all of its insurance policies a waiver of the insurer's right of subrogation against Landlord, Sublessor and others required by the Prime Lease, if any. If such waiver shall not be, or shall cease to be, obtainable (x) without additional charge, or (y) at all, then Subtenant shall so notify Sublessor promptly after learning thereof. In case such waiver can only be obtained at additional charge, if Sublessor shall so elect and shall pay the insurer's additional charge therefor, such waiver, agreement or permission shall be included in the policy. Provided that Subtenant's right of full recovery under the aforesaid policy or policies are not adversely affected or prejudiced thereby. Subtenant hereby waives any and all right of recovery it might otherwise have against Landlord, Sublessor and others, if any, required by the Prime Lease, their respective servants, agents and employees, for loss or damage to Subtenant's property, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, Sublessor or such others as aforementioned, their respective agents, or employees. If, notwithstanding the recovery of insurance proceeds by Subtenant for loss, damage or destruction of its property, Sublessor is liable to Subtenant with respect to such loss, damage or destruction or is obligated under this Sublease to make replacement, repair or restoration or payment for such loss, damage or destruction then, provided Subtenant's right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the Subtenant's insurance against such loss, damage or destruction shall be offset against Sublessor's liability to the Subtenant therefor, or shall be made available to the Sublessor to pay for replacement, repair or restoration, as the case may be.

                  (d) Subtenant shall also maintain at its own cost and expense:
(i) Workers Compensation and Employer's Liability Insurance in accordance with the laws of the State of New York; (ii) "All Risk" Property Insurance in an amount adequate to cover the full replacement cost of all moveable equipment, fixtures and contents in the Subleased Premises in the event of loss; and (iii) "All Risk" Property Insurance in an amount to cover the replacement cost of all of Subtenant's improvements in the Subleased Premises of a permanent nature.

         24. ACCESS. Sublessor and its employees and agents and designees shall have the right to enter the Subleased Premises at reasonable times upon reasonable notice during business hours and at any time without notice in the event of an emergency for the making of such repairs or alterations or the taking of such other actions as Sublessor shall be required or shall have the right to make (but Sublessor shall have no obligation to Subtenant to make any repair or alteration) or for the purpose of inspecting the Subleased Premises or exhibiting it to prospective subtenants thereof or to prospective assignees of the Prime Lease.

         25. NOTICES. All notices and other communications required hereunder or given in connection herewith, shall be in writing and sent by certified or registered mail, return receipt requested, or by delivery against receipt, as follows:

         If to Prime Lessor:
                  Arden Realty
                  6033 West Century Boulevard
                  Los Angeles, California 90045

         If to Sublessor:
                  MetLife
                  Attention:  Director of Leasing
                  1 Madison Avenue, Area 1GH
                  New York, New York  10010

         with a copy to:
                  Metropolitan Life Insurance Company
                  Attention:  Law Department
                  1 Madison Avenue, Area 7G
                  New York, New York  10010

         If to Sublessee:
                  iNetVersity
                  Attention:  Noreen Khan
                  19951 Mariner Avenue, Suite 100
                  Torrance, California 90503

         Each party hereto may specify a new address for notices and copies of notices by notice to the other party hereto. Except for notice specifying a new address which shall be deemed given only upon actual receipt, notices shall be deemed given when delivered or mailed as the case may be.

         26. CONSENT OF LANDLORD. The effectiveness of this Sublease is subject to the consent of Landlord, in writing, to the subletting hereunder. Sublessor promptly shall request said consent, and Subtenant shall provide all reasonable information concerning Subtenant that Landlord may request and shall otherwise reasonably cooperate with Sublessor in connection therewith. If said consent is not received on or before March 31, 2000 either party shall have the right, until said consent is received by Sublessor, to terminate this Sublease in which event this Sublease shall be null and void except that the provisions of Paragraph 25 hereof shall be and remain in effect.

         27. SUBTENANT'S FINANCIAL CONDITION. Subtenant hereby represents that
(i) all financial statements and other financial information previously delivered to Sublessor or its agents is true and complete; (ii) there has been no material adverse change in Subtenant's financial condition since the date of such financial statements and information.

         IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

WITNESS:
METROPOLITAN LIFE INSURANCE COMPANY


This 27th day of March, 2000.       By /s/Jerome R. Sharkey
                                    -----------------------
                                           Jerome R. Sharkey
                                           Assistant Vice President

INETVERSITY, INC.

This 27th day of March, 2000.       By /s/ Noreen Khan
                                    -----------------------
                                           Noreen Khan
                                           Chief Executive Officer



ARDEN REALTY LIMITED PARTNERSHIP

This ______day of  ______________, 2000.  By____________________________

                                    Exhibit A
                             WESTERN LEARNING CENTER


 ITEM                         MANUFACTURER                                    MODEL NO            DIMENSIONS
 QUANTITY
 AV RACK MOUNT CABINET

                              VERREX                                                                       1

                              VERREX                                                                       1

                              VERREX                                                                       1

  SUMMARY FOR 'ITEM' =  AV RACK MOUNT CABINET (3 DETAIL RECORDS)
  SUM                                                                                                      3
  BEVERAGE REFRIGERATOR

                              BEVERAGE AIR                                    52WX78-5/8X30D               1

  SUMMARY FOR 'ITEM' =  BEVERAGE REFRIGERATOR (1 DETAIL RECORD)
  SUM                                                                                                      1
  BOOKCASE

                              MERIDIAN                46-3615-OB-55           15DX36WX55-1/2H              1

  SUMMARY FOR 'ITEM' =  BOOKCASE (1 DETAIL RECORD)
  SUM                                                                                                      1
  BOOKSHELF

                              MERIDIAN                                        36WX15DX28H                  4

  SUMMARY FOR 'ITEM' =  BOOKSHELF (1 DETAIL RECORD)
  SUM                                                                                                      4
  CHAIR STOOL

                              HARTER                  S88H480ABL                                           2

  SUMMARY FOR 'ITEM' =  CHAIR STOOL (1 DETAIL RECORD)
  SUM                                                                                                      2
  COAT RACK

                              QUARTET                                         48"WX13-1/4"DX62-1/8"        1
                                                                              H
                              QUARTET                                         36"WX62-1/2H                 1

                              QUARTET                                         48"WX13-1/4"DX62-1/8"        2
                                                                              H
                              QUARTET                                         24W                          1

  SUMMARY FOR 'ITEM' =  COAT RACK (4 DETAIL RECORDS)
  SUM                                                                                                      5
  COMPUTER

                              DELL                    OPTIPLEX 5166                                        1



  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 1 OF 10





  ITEM                        MANUFACTURER                                   MODEL NO            DIMENSIONS
  QUANTITY

  SUMMARY FOR 'ITEM' =  COMPUTER (1 DETAIL RECORD)
  SUM                                                                                                       1
  DESK - RECEPTION

                              (ATYPICAL)                                     95-9/16DX117W                  1

  SUMMARY FOR 'ITEM' =  DESK - RECEPTION (1 DETAIL RECORD)
  SUM                                                                                                       1
  DESK CHAIR

                              HARTER                  G88G48AA MET                                          1

                              HARTER                  G88G48AA MET                                          5

                              HARTER                  G88G48AA MET                                         32

                              HARTER                  G88G48AA MET                                         10

                              HARTER                  G88G48AA MET                                         35

                              HARTER                  G88G48AA MET                                         33

                              HARTER                  G88G48AA MET                                          1

                              HARTER                  G88G48AA MET                                          2

                              HARTER                  G88G48AA MET                                          1

                              HARTER                  G88G48AA MET                                          1

                              HARTER                  G88G48AA MET                                          1

                              HARTER                  G88G48AA MET                                          1

  SUMMARY FOR 'ITEM' =  DESK CHAIR (12 DETAIL RECORDS)
  SUM                                                                                                     123
  DISHWASHER

                              GE                                                                            1

  SUMMARY FOR 'ITEM' =  DISHWASHER (1 DETAIL RECORD)
  SUM                                                                                                       1
  EASY CHAIR

                              METRO                   STYLE: 910                                            4

                              METRO                   STYLE: 910                                            1

                              METRO                   STYLE: 910                                            4

  SUMMARY FOR 'ITEM' =  EASY CHAIR (3 DETAIL RECORDS)
  SUM                                                                                                       9
  FILE - PED

                              MERIDIAN                F-16-1522-BBF          22DX15WX26-7/8H                7

                              MERIDIAN                F-16-1522-BBF          22DX15WX26-7/8H               10


  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 2 OF 10





  ITEM                        MANUFACTURER                                   MODEL NO            DIMENSIONS
  QUANTITY

                              MERIDIAN                                       22DX15WX26-7/8H                1

  SUMMARY FOR 'ITEM' =  FILE - PED (3 DETAIL RECORDS)
  SUM                                                                                                      18
  FILE - VERTICAL

                              ALLSTEEL                                       14-3/4WX28-1/4X60H             1

                              MERIDIAN                                       15WX20DX26-3/4H                1

  SUMMARY FOR 'ITEM' =  FILE - VERTICAL (2 DETAIL RECORDS)
  SUM                                                                                                       2
  FOLDING TABLE

                                                                             30X72                          1

  SUMMARY FOR 'ITEM' =  FOLDING TABLE (1 DETAIL RECORD)
  SUM                                                                                                       1
  ICE DISPENSER

                              HOSHIZAKI               DCM-450BAE                                            1
                              AMERICA, INC
  SUMMARY FOR 'ITEM' =  ICE DISPENSER (1 DETAIL RECORD)
  SUM                                                                                                       1
  KEYBOARD

                              DELL                    KEYBOARD                                              1

  SUMMARY FOR 'ITEM' =  KEYBOARD (1 DETAIL RECORD)
  SUM                                                                                                       1
  LATERAL FILE

                              MERIDIAN                                       30WX20DX29H                    1

                              MERIDIAN                                       36WX19/78DX28H                 2

                              MERIDIAN                                       42WX19-7/8DX28                 1

                              MERIDIAN                                       36WX20DX29H                    2

  SUMMARY FOR 'ITEM' =  LATERAL FILE (4 DETAIL RECORDS)
  SUM                                                                                                       6
  MAIL SCALE

                              PITNEY BOWES            5820                                                  1

  SUMMARY FOR 'ITEM' =  MAIL SCALE (1 DETAIL RECORD)
  SUM                                                                                                       1
  MAIL SORTER

                              CHARNSTROM                                     36WX12-3/8DX16-1/2H            2

  SUMMARY FOR 'ITEM' =  MAIL SORTER (1 DETAIL RECORD)
  SUM                                                                                                       2



  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 3 OF 10


  ITEM                        MANUFACTURER                                MODEL NO             DIMENSIONS
  QUANTITY
  MICROPHONE STANDS

                              ATLAS SOUND             2283                                              4

                              ATLAS SOUND             2283                                              4

                              ATLAS SOUND             2283                                              4

  SUMMARY FOR 'ITEM' =  MICROPHONE STANDS (3 DETAIL RECORDS)
  SUM                                                                                                   2
  MICROPHONES

                              SHURE                   SM58                                              4

                              SHURE                   SM58                                              4

                              SHURE                   SM58                                              4

  SUMMARY FOR 'ITEM' =  MICROPHONES (3 DETAIL RECORDS)
  SUM                                                                                                   2
  MICROWAVE OVEN

                              GE                      JEM25WV 003                                       1

  SUMMARY FOR 'ITEM' =  MICROWAVE OVEN (1 DETAIL RECORD)
  SUM                                                                                                   1
  MODEMS

                              3COM/US ROBOTICS        5686                UNOPENED BOX                  3

  SUMMARY FOR 'ITEM' =  MODEMS (1 DETAIL RECORD)
  SUM                                                                                                   3
  MONITOR

                              COMPAQ                  V50                                               1

                              NOKIA                   447ZA               IN BOX                        1
                              MULTIGRAPH
                              NOKIA                   447ZA               UNOPENED BOX                  1
                              MULTIGRAPH
  SUMMARY FOR 'ITEM' =  MONITOR (3 DETAIL RECORDS)
  SUM                                                                                                   3
  OTTOMAN

                              JACK CARTWRIGHT                             22X22X18                      6

                              JACK CARTWRIGHT                             22X22X18                      3

                              JACK CARTWRIGHT                             22X22X18                      8

                              JACK CARTWRIGHT                             22X22X18                      6

                              JACK CARTWRIGHT                             22X22X18                      6

                              JACK CARTWRIGHT                             22X22X18                      3

                              JACK CARTWRIGHT                             22X22X18                      9


  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 4 OF 10





  ITEM                        MANUFACTURER                                MODEL NO            DIMENSIONS
  QUANTITY

                              JACK CARTWRIGHT                             22X22X18                      18

                              JACK CARTWRIGHT                             22X22X18                       1

  SUMMARY FOR 'ITEM' =  OTTOMAN (9 DETAIL RECORDS)
  SUM                                                                                                   60
  PED CHAIRS

                              HAWORTH                                                                   20

  SUMMARY FOR 'ITEM' =  PED CHAIRS (1 DETAIL RECORD)
  SUM                                                                                                   20
  PHONE MAIL SYSTEM

                              ROLM                                                                       1

  SUMMARY FOR 'ITEM' =  PHONE MAIL SYSTEM (1 DETAIL RECORD)
  SUM                                                                                                    1
  PHONE SYSTEM

                              SIEMENS                                                                    1

  SUMMARY FOR 'ITEM' =  PHONE SYSTEM (1 DETAIL RECORD)
  SUM                                                                                                    1
  PODIUM

                                                                                                         1

                                                                                                         1

                                                                                                         1

  SUMMARY FOR 'ITEM' =  PODIUM (3 DETAIL RECORDS)
  SUM                                                                                                    3
  POSTAGE MACHINE

                              PITNEY BOWES            E600                                               1

  SUMMARY FOR 'ITEM' =  POSTAGE MACHINE (1 DETAIL RECORD)
  SUM                                                                                                    1
  POWERSTRIP

                              ACCO                                                                       1

  SUMMARY FOR 'ITEM' =  POWERSTRIP (1 DETAIL RECORD)
  SUM                                                                                                    1
  PROJECTION SCREEN

                              DA-LITE                                     80WX59-12                      1

                              DA-LITE                                     80WX59-12                      1

                              DA-LITE                                     80WX59-12                      1




  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 5 OF 10





  ITEM                        MANUFACTURER                                MODEL NO             DIMENSIONS
 QUANTITY

  SUMMARY FOR 'ITEM' =  PROJECTION SCREEN (3 DETAIL RECORDS)
  SUM                                                                                                     3
  REFRIGERATOR

                              HOSHIZAKI               RH-1-SSA                                            1
                              AMERICA, INC
  SUMMARY FOR 'ITEM' =  REFRIGERATOR (1 DETAIL RECORD)
  SUM                                                                                                     1
  SHELF

                              KWIKFILE                                    48WX15DX17-1/4H                 4

  SUMMARY FOR 'ITEM' =  SHELF (1 DETAIL RECORD)
  SUM                                                                                                     4
  SIDE CHAIR

                              HARTER                  N94F50                                             55

                              HARTER                  N94F50                                              1

                              HARTER                  N94F50                                              1

                              HARTER                  N94F50                                              1

                              HARTER                  N94F50                                              3

  SUMMARY FOR 'ITEM' =  SIDE CHAIR (5 DETAIL RECORDS)
  SUM                                                                                                    61
  SLED CHAIR

                              HARTER                  N95E80              LOW BACK/SMALL                  1
                                                                          SCALE
                              HARTER                  N95E80              LOW BACK/SMALL                  1
                                                                          SCALE
                              HARTER                  N95E80              LOW BACK/SMALL                  2
                                                                          SCALE
                              HARTER                  N95E80              LOW BACK/SMALL                  2
                                                                          SCALE
                              HARTER                  N95E80              LOW BACK/SMALL                  4
                                                                          SCALE
                              HARTER                  N95E80              LOW BACK/SMALL                  4
                                                                          SCALE
  SUMMARY FOR 'ITEM' =  SLED CHAIR (6 DETAIL RECORDS)
  SUM                                                                                                    14
  SOFTBOARD

                              MICROFIELD              203                                                 1
                              GRAPHICS,INC
                              MICROFIELD              203                                                 1
                              GRAPHICS,INC
                              MICROFIELD              203                                                 1
                              GRAPHICS,INC
  SUMMARY FOR 'ITEM' =  SOFTBOARD (3 DETAIL RECORDS)
  SUM                                                                                                     3
  STEEL STORAGE SHELING


  THURSDAY, FEBRUARY 17, 2000


  ITEM                        MANUFACTURER                                MODEL NO            DIMENSIONS
  QUANTITY

                                                                          42WX19-1/4DX87H                3

                                                                          42WX24DX30H                    4

                                                                          36WX24DX30H                    4

                                                                          48WX19-1/4DX87H                8

                                                                          42WX24DX87H                    3

                                                                          35WX19-1/4DX87H                1

                                                                          42WX19-1/4DX87H                2

  SUMMARY FOR 'ITEM' =  STEEL STORAGE SHELING (7 DETAIL RECORDS)
  SUM                                                                                                   25
  STOOL

                              RUBBERMAID                                                                 1

  SUMMARY FOR 'ITEM' =  STOOL (1 DETAIL RECORD)
  SUM                                                                                                    1
  TABLE

                              (ATYPICAL)                                  26WX26DX28-1/2H                1

                              (ATYPICAL)                                  41" DIAM                       1

                              (ATYPICAL)                                  41" DIAM                       1

                              CHARNSTROM                                  48WX36DX35-1/4H                2

                              KWIKFILE                                    48WX30D                        4

                              VECTA                                       60" DIAM                       1

                              VECTA                                       30X60                          2

                              VECTA                                       30X60                         16

                              VECTA                                       30X60                         16

                              VECTA                                       30X60                         17

                              VECTA                                       30X60                          2

                              VECTA                                       54" DIAM                       1

                              VECTA                                       54" DIAM                       1

                              VECTA                                       30X60                          9

                              VECTA                                       42X84                          4

                              VECTA

                              VECTA                                       60" DIAM                       1

                              VECTA                                       48X84                          1



  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 7 OF 10





  ITEM                        MANUFACTURER                                MODEL NO            DIMENSIONS
  QUANTITY

                              VECTA                                       48X84                          1

  SUMMARY FOR 'ITEM' =  TABLE (19 DETAIL RECORDS)
  SUM                                                                                                   81
  TACKBOARD

                                                                          36WX24H                        1

                                                                          24X36                          1

                                                                          48W36H                         2

                                                                          36HX24W                        1

  SUMMARY FOR 'ITEM' =  TACKBOARD (4 DETAIL RECORDS)
  SUM                                                                                                    5
  TELEPHONE

                              SIEMENS                 69667                                              1

  SUMMARY FOR 'ITEM' =  TELEPHONE (1 DETAIL RECORD)
  SUM                                                                                                    1
  VIDEO PROJECTOR

                              ELECTROHOME             8500                                               1

                              ELECTROHOME             8500                                               1

                              ELECTROHOME             8500                                               1

  SUMMARY FOR 'ITEM' =  VIDEO PROJECTOR (3 DETAIL RECORDS)
  SUM                                                                                                    3
  WALL TRACK BOARDS

                              VECTA                                       30-1/4WX42-1/4H                6

                              VECTA                                       30-1/4WX42-1/4H                3

                              VECTA                                       30-1/4WX42-1/4H                3

                              VECTA                                       30-1/4WX42-1/4H                6

                              VECTA                                       30-1/4WX42-1/4H                3

                              VECTA                                       30-1/4WX42-1/4H                6

  SUMMARY FOR 'ITEM' =  WALL TRACK BOARDS (6 DETAIL RECORDS)
  SUM                                                                                                   27
  WALL TRACK KIT

                              VECTA                                       96L                            3

                              VECTA                                       96L                            9

                              VECTA                                       96L                            3

                              VECTA                                       96L                            3


  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 8 OF 10





  ITEM                        MANUFACTURER                                MODEL NO            DIMENSIONS
  QUANTITY

  SUMMARY FOR 'ITEM' =  WALL TRACK KIT (4 DETAIL RECORDS)
  SUM                                                                                                 18
  WHITE BOARD

                                                                          72WX48H                      1

  SUMMARY FOR 'ITEM' =  WHITE BOARD (1 DETAIL RECORD)
  SUM                                                                                                  1
  WORIK SURFACES

                                                                          30-3/4X85-1/2                1

  SUMMARY FOR 'ITEM' =  WORIK SURFACES (1 DETAIL RECORD)
  SUM                                                                                                  1
  WORK SURFACE

                                                                          152WX34D                     1

                                                                          170WX34D                     1

                                                                          65WX24D                      2

                                                                          152-1/2WX31-1/2D             1

                                                                          85WX24D                      1

                                                                          95WX30-3/4D                  1

                                                                          65-7/8WX30D                  1

                                                                          85WX30-1/8D                  1

                                                                          72WX24D                      2

  SUMMARY FOR 'ITEM' =  WORK SURFACE (9 DETAIL RECORDS)
  SUM                                                                                                 11
  WORK SURFACES

                                                                          30-3/4X76W                   1

                                                                          30-3/4X75-1/8                1

  SUMMARY FOR 'ITEM' =  WORK SURFACES (2 DETAIL RECORDS)
  SUM                                                                                                  2
  WORKSTATION CUBES

                              HAWORTH                 PREMISE             36X24                        4

                              HAWORTH                 PREMISE             36X24                        4

                              HAWORTH                 PREMISE             24X24                        1

                              HAWORTH                 PREMISE             30WX18

                              HAWORTH                 PREMISE             24X24                        1




  THURSDAY, FEBRUARY 17, 2000

                                                                    PAGE 9 OF 10





  ITEM                        MANUFACTURER                                MODEL NO            DIMENSIONS
 QUANTITY

  SUMMARY FOR 'ITEM' =  WORKSTATION CUBES (5 DETAIL RECORDS)
  SUM                                                                                                    10
  WORKSTATIONS

                              HAWORTH                 RACE                                               12

  SUMMARY FOR 'ITEM' =  WORKSTATIONS (1 DETAIL RECORD)
  SUM                                                                                                    12
  GRAND TOTAL                                                                                           585




  THURSDAY, FEBRUARY 17, 2000

                                    EXHIBIT B


All parties agree that the following items shall be deleted from the inventory list:


   QTY.           MANUFACTURER                        DESCRIPTION                         DIMENSIONS
     4       Meridian                           Bookshelf                           36W x 15D x 28H

     3       Meridian                           File-Ped F16-1522-BBF               22D x 15W x 26-7/8H

     1                                          Folding Table                       30 x 72

     1       Pitney Bowes 5820                  Mail Scale

     2       Charnstrom                         Mail Sorter                         36W x 12-3/8D x 16-1/2H

     3       3Com/US Robotics                   Modems

     2       Kwikfile                           Shelf                               48W x 16D x 17-1/4H

     4                                          Steel Storage Shelving              42W x 24D x 30H

     4                                          Steel Storage Shelving              36W x 24D x 30H

     1                                          Work Surface                        30-3/4H x 76W

     1                                          Work Surface                        30-3/4H x 75-1/8W


WITNESS:
METROPOLITAN LIFE INSURANCE COMPANY


This ______day of  ______________, 2000.  By____________________________
                                                 Jerome R. Sharkey
                                                 Assistant Vice President

INETVERSITY, INC.

This ______day of  ______________, 2000.  By____________________________
                                                  Noreen Khan
                                                  Chief Executive Officer